r77d.txt






PIMCO Funds

Supplement Dated March 15, 2013 to the
PIMCO Worldwide Fundamental Advantage TR Strategy Fund
Class A, Class C and Class R
Prospectus and PIMCO Worldwide Fundamental Advantage TR
Strategy Fund Institutional Class,
Class P, Administrative Class and Class D Prospectus, each dated September 5, 2012, as supplemented from time to time
(each a "Prospectus")

Disclosure Related to the PIMCO Worldwide Fundamental
Advantage TR Strategy Fund (the "Fund")

       The Board of Trustees of PIMCO Funds has approved changes in certain non-fundamental investment policies of and the name of the Fund. These changes are intended to describe the approach for managing the Fund's actively managed fixed income component, which is an absolute return oriented approach. PIMCO's "Absolute Return" strategy is generally intended to signal a greater degree of flexibility than PIMCO's "total return" strategy. In comparison to the total return strategy, an absolute return strategy is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark. These changes relate solely to the actively managed fixed income component of the Fund and will not impact the equity index replicating component of the Fund.

       The following changes are effective March 22, 2013.

       The name of the Fund is changed to the PIMCO Worldwide
Fundamental Advantage AR Strategy Fund. Therefore, all references to the Fund in each Prospectus are deleted and replaced with the PIMCO Worldwide Fundamental Advantage AR Strategy Fund.

       All references relating to the ticker symbol for Class A shares of the PIMCO Worldwide Fundamental Advantage AR Strategy Fund are deleted and replaced with the following:

PWWAX

       All references relating to the ticker symbol for Class C shares of the PIMCO Worldwide Fundamental Advantage AR Strategy Fund are deleted and replaced with the following:

PWWCX

       All references relating to the ticker symbol for Class D shares of the PIMCO Worldwide Fundamental Advantage AR Strategy Fund are deleted and replaced with the following:

PWWDX

       All references relating to the ticker symbol for Class P shares of the PIMCO Worldwide Fundamental Advantage AR Strategy Fund are deleted and replaced with the following:

PWWPX

       The following is added after the first sentence of the first paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary in each Prospectus:

In managing the Fund's investments in Fixed Income Instruments,
PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark.
The absolute return approach does not apply to the equity index replicating component of the Fund.

       The fourth sentence of the fifth paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary in each Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B).

       The sixth sentence of the fifth paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary in each Prospectus is deleted and replaced with the following:

The Fund may invest up to 25% of its total assets in Fixed Income
Instruments that are economically tied to emerging market countries, but may gain emerging markets exposure beyond this limit through other securities and instruments.


Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated March 15, 2013 to the
Strategic Markets Class A, Class B, Class C and Class R
Prospectus and
Strategic Markets Institutional Class, Class P, Administrative
Class and Class D Prospectus, each
dated July 31, 2012, as supplemented from time to time (each a "Prospectus")

       The Board of Trustees of PIMCO Funds has approved changes in certain non-fundamental investment policies of and the names of certain series of PIMCO Funds (each a "Fund"). These changes are intended to describe the approach for managing a Fund's actively managed fixed income component, which is an absolute return oriented approach. PIMCO's "Absolute Return" strategy is generally intended to signal a greater degree of flexibility than PIMCO's "total return" strategy. In comparison to the total return strategy, an absolute return strategy is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark. These changes relate solely to the actively managed fixed income component of a Fund and will not impact the equity index replicating component of the Fund.

The following changes are effective March 22, 2013.

       The name of the PIMCO EM Fundamental IndexPLUS TR Strategy Fund is changed to the PIMCO EM Fundamental IndexPLUS AR Strategy Fund. Therefore, all references to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund in each Prospectus are deleted and replaced with the PIMCO EM Fundamental IndexPLUS AR Strategy Fund.

       The name of the PIMCO Fundamental Advantage Total
Return Strategy Fund is changed to the PIMCO Fundamental
Advantage Absolute Return Strategy Fund. Therefore, all references to the PIMCO Fundamental Advantage Total Return Strategy Fund in each Prospectus are deleted and replaced with the PIMCO
Fundamental Advantage Absolute Return Strategy Fund.

       The name of the PIMCO Fundamental IndexPLUS TR Fund is changed to the PIMCO Fundamental IndexPLUS AR Fund. Therefore, all references to the PIMCO Fundamental IndexPLUS TR Fund in each Prospectus are deleted and replaced with the PIMCO Fundamental IndexPLUS AR Fund.

       The name of the PIMCO International Fundamental
IndexPLUS TR Strategy Fund is changed to the PIMCO International Fundamental IndexPLUS AR Strategy Fund. Therefore, all references to the PIMCO International Fundamental IndexPLUS TR Strategy
Fund in each Prospectus are deleted and replaced with the PIMCO International Fundamental IndexPLUS AR Strategy Fund.

       The name of the PIMCO International StocksPLUS TR
Strategy Fund (Unhedged) is changed to the PIMCO International
StocksPLUS AR Strategy Fund (Unhedged). Therefore, all references to the PIMCO International StocksPLUS TR Strategy Fund (Unhedged) in each Prospectus are deleted and replaced with the PIMCO
International StocksPLUS AR Strategy Fund (Unhedged).

       The name of the PIMCO International StocksPLUS TR
Strategy Fund (U.S. Dollar-Hedged) is changed to the PIMCO International StocksPLUS AR Strategy Fund (U.S. Dollar-Hedged). Therefore, all references to the PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged) in each Prospectus are deleted and replaced with the PIMCO International StocksPLUS AR Strategy Fund (U.S. Dollar-Hedged).

       The name of the PIMCO Small Cap StocksPLUS TR Fund is changed to the PIMCO Small Cap StocksPLUS AR Strategy Fund. Therefore, all references to the PIMCO Small Cap StocksPLUS TR Fund in each Prospectus are deleted and replaced with the PIMCO Small Cap StocksPLUS AR Strategy Fund.

       The name of the PIMCO Small Company Fundamental IndexPLUS TR Strategy Fund is changed to the PIMCO Small Company Fundamental IndexPLUS AR Strategy Fund. Therefore, all references to the PIMCO Small Company Fundamental IndexPLUS TR Strategy Fund in each Prospectus are deleted and replaced with the PIMCO Small Company Fundamental IndexPLUS AR Strategy Fund.

       The name of the PIMCO StocksPLUS Total Return Fund is changed to the PIMCO StocksPLUS Absolute Return Fund. Therefore, all references to the PIMCO StocksPLUS Total Return Fund in each Prospectus are deleted and replaced with the PIMCO StocksPLUS Absolute Return Fund.

       The name of the PIMCO StocksPLUS TR Short Strategy Fund is changed to the PIMCO StocksPLUS AR Short Strategy Fund.
Therefore, all references to the PIMCO StocksPLUS TR Short Strategy Fund in each Prospectus are deleted and replaced with the PIMCO
StocksPLUS AR Short Strategy Fund.

       The following is added after the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO EM Fundamental IndexPLUS AR Strategy Fund's Fund
Summary in each Prospectus:

In managing the Fund's investments in Fixed Income Instruments,
PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark.
The absolute return approach does not apply to the equity index replicating component of the Fund.

       The fourth and fifth sentences of the third paragraph of the "Principal Investment Strategies" section of the PIMCO EM
Fundamental IndexPLUS AR Strategy Fund's Fund Summary in each
Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). With respect to the Fund's fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

       The following is added after the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Fundamental Advantage Absolute Return Strategy Fund's
Fund Summary in each Prospectus:

In managing the Fund's investments in Fixed Income Instruments,
PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark.
The absolute return approach does not apply to the equity index replicating component of the Fund.

       The third and fourth sentences of the fifth paragraph of the "Principal Investment Strategies" section of the PIMCO Fundamental Advantage Absolute Return Strategy Fund's Fund Summary in each
Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). With respect to the Fund's fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

       The following is added after the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Fundamental IndexPLUS AR Fund's Fund Summary in each
Prospectus:

In managing the Fund's investments in Fixed Income Instruments,
PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark.
The absolute return approach does not apply to the equity index replicating component of the Fund.

       The fourth through sixth sentences of the fourth paragraph of the "Principal Investment Strategies" section of the PIMCO
Fundamental IndexPLUS AR Fund's Fund Summary in each
Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors
Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

       The fourth sentence of the fifth paragraph of the "Principal Investment Strategies" section of the PIMCO International
Fundamental IndexPLUS AR Strategy Fund's Fund Summary in each
Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B).

       The following is added after the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO International Fundamental IndexPLUS AR Strategy Fund's
Fund Summary in each Prospectus:

In managing the Fund's investments in Fixed Income Instruments,
PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark.
The absolute return approach does not apply to the equity index replicating component of the Fund.

       The sixth sentence of the fifth paragraph of the "Principal Investment Strategies" section of the PIMCO International
Fundamental IndexPLUS AR Strategy Fund's Fund Summary in each
Prospectus is deleted and replaced with the following:

The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

       The following is added after the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO International StocksPLUS AR Strategy Fund (Unhedged)'s
Fund Summary in each Prospectus:

In managing the Fund's investments in Fixed Income Instruments,
PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark.
The absolute return approach does not apply to the equity index replicating component of the Fund.

       The fourth through sixth sentences of the fourth paragraph of the "Principal Investment Strategies" section of the PIMCO
International StocksPLUS AR Strategy Fund (Unhedged)'s Fund
Summary in each Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors
Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

       The following is added after the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO International StocksPLUS AR Strategy Fund (U.S. Dollar-
Hedged)'s Fund Summary in each Prospectus:

In managing the Fund's investments in Fixed Income Instruments,
PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark.
The absolute return approach does not apply to the equity index replicating component of the Fund.

       The fourth through sixth sentences of the fourth paragraph of the "Principal Investment Strategies" section of the PIMCO
International StocksPLUS AR Strategy Fund (U.S. Dollar-Hedged)'s
Fund Summary in each Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors
Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

       The following is added after the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Small Cap StocksPLUS AR Strategy Fund's Fund Summary in each Prospectus:

In managing the Fund's investments in Fixed Income Instruments,
PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark.
The absolute return approach does not apply to the equity index replicating component of the Fund.

       The fourth through sixth sentences of the fourth paragraph of the "Principal Investment Strategies" section of the PIMCO Small Cap StocksPLUS AR Strategy Fund's Fund Summary in each Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors
Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

       The following is added after the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO Small Company Fundamental IndexPLUS AR Strategy Fund's
Fund Summary in each Prospectus:

In managing the Fund's investments in Fixed Income Instruments,
PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark.
The absolute return approach does not apply to the equity index replicating component of the Fund.

       The fourth sentence of the fifth paragraph of the "Principal Investment Strategies" section of the PIMCO Small Company
Fundamental IndexPLUS AR Strategy Fund's Fund Summary in each
Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B).

       The sixth sentence of the fifth paragraph of the "Principal Investment Strategies" section of the PIMCO Small Company
Fundamental IndexPLUS AR Strategy Fund's Fund Summary in each
Prospectus is deleted and replaced with the following:

The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

       The following is added after the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO StocksPLUS Absolute Return Fund's Fund Summary in each
Prospectus:

In managing the Fund's investments in Fixed Income Instruments,
PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark.
The absolute return approach does not apply to the equity index replicating component of the Fund.

       The fourth through sixth sentences of the fourth paragraph of the "Principal Investment Strategies" section of the PIMCO
StocksPLUS Absolute Return Fund's Fund Summary in each
Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors
Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

       The following is added after the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO StocksPLUS AR Short Strategy Fund's Fund Summary in each
Prospectus:

In managing the Fund's investments in Fixed Income Instruments,
PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark.
The absolute return approach does not apply to the equity index replicating component of the Fund.

       The fifth through seventh sentences of the third paragraph of the "Principal Investment Strategies" section of the PIMCO
StocksPLUS AR Short Strategy Fund's Fund Summary in each
Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors
Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries.

Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated March 15, 2013 to the
Statement of Additional Information, dated July 31, 2012, as supplemented from time to time (the "SAI")

       The Board of Trustees of PIMCO Funds has approved changes in certain non-fundamental investment policies of and the names of certain series of PIMCO Funds (each a "Fund"). These changes are intended to describe the approach for managing a Fund's actively managed fixed income component, which is an absolute return oriented approach. PIMCO's "Absolute Return" strategy is generally intended to signal a greater degree of flexibility than PIMCO's "total return" strategy. In comparison to the total return strategy, an absolute return strategy is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark. These changes relate solely to the actively managed fixed income component of a Fund and will not impact the equity index replicating component of the Fund.

The following changes are effective March 22, 2013.

       The name of the PIMCO EM Fundamental IndexPLUS TR
Strategy Fund is changed to the PIMCO EM Fundamental IndexPLUS
AR Strategy Fund. Therefore, all references to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund in the SAI are deleted and replaced with the PIMCO EM Fundamental IndexPLUS AR Strategy Fund.

       The name of the PIMCO Fundamental Advantage Total
Return Strategy Fund is changed to the PIMCO Fundamental
Advantage Absolute Return Strategy Fund. Therefore, all references to the PIMCO Fundamental Advantage Total Return Strategy Fund in the
SAI are deleted and replaced with the PIMCO Fundamental Advantage
Absolute Return Strategy Fund.

       The name of the PIMCO Fundamental IndexPLUS TR Fund is changed to the PIMCO Fundamental IndexPLUS AR Fund. Therefore, all references to the PIMCO Fundamental IndexPLUS TR Fund in the SAI are deleted and replaced with the PIMCO Fundamental
IndexPLUS AR Fund.

       The name of the PIMCO International Fundamental
IndexPLUS TR Strategy Fund is changed to the PIMCO International
Fundamental IndexPLUS AR Strategy Fund. Therefore, all references to the PIMCO International Fundamental IndexPLUS TR Strategy
Fund in the SAI are deleted and replaced with the PIMCO
International Fundamental IndexPLUS AR Strategy Fund.

       The name of the PIMCO International StocksPLUS TR
Strategy Fund (Unhedged) is changed to the PIMCO International StocksPLUS AR Strategy Fund (Unhedged). Therefore, all references to the PIMCO International StocksPLUS TR Strategy Fund (Unhedged) in the SAI are deleted and replaced with the PIMCO International StocksPLUS AR Strategy Fund (Unhedged).

       The name of the PIMCO International StocksPLUS TR
Strategy Fund (U.S. Dollar-Hedged) is changed to the PIMCO International StocksPLUS AR Strategy Fund (U.S. Dollar-Hedged). Therefore, all references to the PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged) in the SAI are deleted and replaced with the PIMCO International StocksPLUS AR Strategy Fund (U.S. Dollar-Hedged).

       The name of the PIMCO Small Cap StocksPLUS TR Fund is changed to the PIMCO Small Cap StocksPLUS AR Strategy Fund. Therefore, all references to the PIMCO Small Cap StocksPLUS TR Fund in the SAI are deleted and replaced with the PIMCO Small Cap StocksPLUS AR Strategy Fund.

       The name of the PIMCO Small Company Fundamental
IndexPLUS TR Strategy Fund is changed to the PIMCO Small
Company Fundamental IndexPLUS AR Strategy Fund. Therefore, all references to the PIMCO Small Company Fundamental IndexPLUS TR
Strategy Fund in the SAI are deleted and replaced with the PIMCO
Small Company Fundamental IndexPLUS AR Strategy Fund.

       The name of the PIMCO StocksPLUS Total Return Fund is changed to the PIMCO StocksPLUS Absolute Return Fund. Therefore, all references to the PIMCO StocksPLUS Total Return Fund in the SAI are deleted and replaced with the PIMCO StocksPLUS Absolute Return Fund.

       The name of the PIMCO StocksPLUS TR Short Strategy Fund is changed to the PIMCO StocksPLUS AR Short Strategy Fund.
Therefore, all references to the PIMCO StocksPLUS TR Short Strategy Fund in the SAI are deleted and replaced with the PIMCO StocksPLUS AR Short Strategy Fund.

       The name of the Fund is changed to the PIMCO Worldwide
Fundamental Advantage AR Strategy Fund. Therefore, all references to the Fund in the SAI are deleted and replaced with the PIMCO
Worldwide Fundamental Advantage AR Strategy Fund.

       All references relating to the ticker symbol for Class A shares of the PIMCO Worldwide Fundamental Advantage AR Strategy Fund are deleted and replaced with the following:

PWWAX

       All references relating to the ticker symbol for Class C shares of the PIMCO Worldwide Fundamental Advantage AR Strategy Fund are deleted and replaced with the following:

PWWCX

       All references relating to the ticker symbol for Class D shares of the PIMCO Worldwide Fundamental Advantage AR Strategy Fund are deleted and replaced with the following:

PWWDX

       All references relating to the ticker symbol for Class P shares of the PIMCO Worldwide Fundamental Advantage AR Strategy Fund are deleted and replaced with the following:

PWWPX

Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated March 15, 2013 to the
Bond Funds Class A, Class B, Class C and Class R Prospectus and
Bond Funds Institutional Class, Class M, Class P, Administrative
Class and Class D Prospectus,
each dated July 31, 2012, as supplemented from time to time (each a "Prospectus")

Disclosure Related to the PIMCO Income Fund (the "Fund")

       Effective immediately, the Fund's portfolio is jointly managed by Daniel J. Ivascyn and Alfred T. Murata. Therefore, effective immediately, the paragraph in the "Investment Adviser/Portfolio Manager" section in the Fund's Fund Summary in each Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund is jointly managed by Daniel J. Ivascyn and Alfred T. Murata. Messrs. Ivascyn and Murata are Managing Directors of PIMCO. Mr. Ivascyn has managed the Fund since its inception in March 2007. Mr. Murata has managed the Fund since March 2013.

       In addition, effective immediately, the following is added to the table in the "Management of the Funds-Individual Portfolio
Managers" section of each Prospectus:

						Recent
Fund		Portfolio Manager	Since	Professional Experience
------------	-----------------	-----	----------------------------
PIMCO Income	Alfred T. Murata	3/13	Managing Director, PIMCO.
						He is a portfolio manager
						on the mortgage credit team.
						Prior to joining PIMCO in
						2001, he researched and
						implemented exotic equity and
						interest rate derivatives at
						Nikko Financial Technologies.

Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement dated March 15, 2013 to the
Statement of Additional Information dated July 31, 2012, as supplemented from time to time (the "SAI")

Disclosure Related to the PIMCO Income Fund (the "Fund")

       Effective immediately, the Fund's portfolio is jointly managed by Daniel J. Ivascyn and Alfred T. Murata. Therefore, immediately, the following is added to the table in the subsection titled "Portfolio Managers-Other Accounts Managed" in the SAI:

							 Total
			     Total	     Number of	 Assets of
		Total	     Assets of       Accounts    Accounts
		Number 	     All             Paying a    Paying a
		of   	     Accounts        Performance Performance Fee
		Accounts     (in $ millions) Fee	 (in $ millions)
------------	-----------  --------------- ----------- -----------------
Murata 30

Registered
Investment
Companies	1	     $117.99	     0			N/A

Other Pooled
Investment
Vehicles	2	     $3,011.99       0			N/A


Other Accounts  3	     $330.11	     0			N/A

30	Effective March 15, 2013, Mr. Murata manages the PIMCO
Income Fund, which has $7,727.2 million in total assets under management as of March 31, 2012.

       In addition, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective March 15, 2013, the PIMCO Income Fund is jointly managed by Daniel J. Ivascyn and Alfred T. Murata. Information pertaining to accounts managed by Mr. Murata is as of January 31, 2013.

       Additionally, effective immediately, the section of the table in the subsection titled "Portfolio Managers-Securities Ownership" in the SAI relating to the Funds is deleted and replaced with the following:

Portfolio 		Funds Managed by 		Dollar Range of
Manager			Portfolio Manager		Shares Owned
------------		-----------------		---------------
Murata 10		PIMCO Income			None



10 	Effective March 15, 2013, Mr. Murata manages the PIMCO
Income Fund. Information pertaining to Mr. Murata is as of March
8, 2013.


Investors Should Retain This Supplement For Future Reference

PIMCO Funds

Supplement Dated March 8, 2013 to the
Strategic Markets Class A, Class B, Class C and Class R
Prospectus and
Strategic Markets Institutional Class, Class P, Administrative
Class and Class D Prospectus, each
dated July 31, 2012, as supplemented from time to time (each a "Prospectus")

The following changes are effective immediately.

       The "Investment Objective" section of the PIMCO Global
Multi-Asset Fund's Fund Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks maximum long-term absolute return, consistent with prudent management of portfolio volatility.

       The following is added before the first sentence of the second paragraph of the "Performance Information" section of the PIMCO
Global Multi-Asset Fund's Fund Summary in each Prospectus:

Effective March 8, 2013, the Fund's secondary index is the 1 Month
USD LIBOR Index +5%. The 1 Month USD LIBOR Index +5% benchmark is created by adding 5% to the annual return of 1 Month
USD LIBOR Index. The 1 Month USD LIBOR (London Interbank
Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (1 month) in England's Eurodollar market. The Fund's new secondary index was selected as its use is more closely aligned with the Fund's investment philosophy and investment objective. Prior to March 8, 2013, the Fund's secondary benchmark was the 60% MSCI World Index/40% Barclays U.S. Aggregate Index.

       The following disclosure is added above the row relating to the 60% MSCI World Index/40% Barclays U.S. Aggregate Index in the
Average Annual Total Returns table in the "Performance Information"
section of the PIMCO Global Multi-Asset Fund's Fund Summary in
each Prospectus:
								Since
								Inception
						1 Year		(10/29/2008)
						-------		------------

 1 Month USD LIBOR Index +5% (reflects
no deductions for fees, expenses or taxes)	5.24%		5.40%


Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated March 1, 2013 to the
Bond Funds Class A, Class B, Class C and Class R Prospectus and
Bond Funds Institutional Class, Class M, Class P, Administrative
Class and Class D Prospectus,
each dated July 31, 2012, as supplemented from time to time (each a "Prospectus")

Disclosure Related to the PIMCO Municipal Bond Fund (the "Fund")

The following changes are effective immediately.

       The seventh sentence of the second paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary in each Prospectus is deleted and replaced with the following:

The average portfolio duration of this Fund normally varies from three to twelve years, based on PIMCO's forecast for interest rates.

       The following is added before the first sentence of the second paragraph of the "Performance Information" section of the Fund's
Fund Summary in each Prospectus:

Effective March 1, 2013, the Fund's broad-based securities market index is the Barclays Municipal 20 Year Index (17-22 Year). The Barclays Municipal 20 Year Index (17-22 Year) is the 20 Year (17-22) component of the Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from 17 to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. The Fund's new broad-based securities market index was selected as its use is more closely aligned with the Fund's investment philosophy and the universe of securities in which PIMCO invests for purposes of the Fund. Prior to March 1, 2013, the Fund's primary benchmark was the Barclays
Municipal Bond Index.

       The following disclosure is added above the row relating to the Barclays Municipal Bond Index in the Average Annual Total
Returns table in the "Performance Information" section of the Fund's Fund Summary in each Prospectus:

				           1 Year   5 Years    10 Years
					   ------   -------    --------

Barclays Municipal 20 Year Index
(17-22 Year) (reflects no deductions
for fees, expenses or taxes)		   13.98%    5.27%      6.01%


Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated March 1, 2013 to the
PIMCO Worldwide Fundamental Advantage TR Strategy Fund
Class A, Class C and Class R
Prospectus and PIMCO Worldwide Fundamental Advantage TR
Strategy Fund Institutional Class,
Class P, Administrative Class and Class D Prospectus, each dated September 5, 2012, as supplemented from time to time
(each a "Prospectus")

Disclosure Related to the PIMCO Worldwide Fundamental
Advantage TR Strategy Fund (the "Fund")

       Effective immediately, the fourth sentence of the fifth paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary in each Prospectus is deleted and replaced with the following:

The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B).


Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated November 15, 2012 to the
Bond Funds Class A, Class B, Class C and Class R Prospectus and
Bond Funds Institutional Class,
Class M, Class P, Administrative Class and Class D Prospectus, each dated July 31, 2012, as supplemented from time to time (each a "Prospectus")

Disclosure Related to the PIMCO Income Fund (the "Fund")

       Effective immediately, the third sentence of the second paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary in each Prospectus is deleted in its entirety and replaced with the following:

The average portfolio duration of this Fund normally varies from zero to eight years based on Pacific Investment Management Company
LLC's ("PIMCO") forecast for interest rates.

Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated November 15, 2012 to the
Bond Funds Class A, Class B, Class C and Class R Prospectus and
Bond Funds Institutional Class,
Class M, Class P, Administrative Class and Class D Prospectus, each dated July 31, 2012, as supplemented from time to time (each a "Prospectus")

Disclosure Related to the PIMCO Mortgage-Backed Securities
Fund (the "Fund")

       Effective immediately, the following sentence is added immediately after the seventh sentence of the first paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary in each Prospectus:

The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments ("junk bonds") rated below
Baa by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated November 15, 2012 to the
Bond Funds Class A, Class B, Class C and Class R Prospectus and
Bond Funds Institutional Class,
Class M, Class P, Administrative Class and Class D Prospectus, each dated July 31, 2012, as supplemented from time to time (each a "Prospectus")

Disclosure Related to the PIMCO Total Return Fund IV (the
"Fund")

       Effective immediately, the first sentence of the first paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Private Account Portfolio Series

Amendment Dated November 15, 2012 to the
Offering Memorandum dated July 31, 2012, as amended from time to time

Disclosure Related to the PIMCO Mortgage Portfolio and the
PIMCO Asset-Backed Securities Portfolio

Effective immediately, the first sentence of the third paragraph of the "Principal Investment Strategies" section of the PIMCO Mortgage
Portfolio's Portfolio Summary in the Offering Memorandum is deleted in its entirety and replaced with the following:

The Portfolio invests primarily in investment grade securities, but may invest up to 5% of its total assets in mortgage-related high yield instruments ("junk bonds") rated below Baa by Moody's Investors Services, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality.

In addition, effective immediately, the first sentence of the third paragraph of the "Principal Investment Strategies" section of the PIMCO Asset-Backed Securities Portfolio's Portfolio Summary in the Offering Memorandum is deleted in its entirety and replaced with the following:

The Portfolio may invest without limitation in high yield asset-backed securities (including mortgage-related securities) ("junk bonds") rated below Baa by Moody's Investors Services, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. Assets not invested in asset-backed securities will be rated investment grade.

In addition, effective immediately, the first sentence of the description of "High Yield Risk" in the "Description of Principal Risks" section of the Offering Memorandum is deleted in its entirety and replaced with the following:

Each Portfolio, except the PIMCO FX Strategy, PIMCO International, PIMCO Investment Grade Corporate, PIMCO Long Duration
Corporate Bond, PIMCO Low Duration, PIMCO Moderate Duration,
PIMCO Municipal Sector, PIMCO Real Return, PIMCO Short-Term,
PIMCO Short-Term Floating NAV II and PIMCO U.S. Government
Sector Portfolios, may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds").

Investors Should Retain This Amendment For Future Reference

PIMCO Funds

Supplement Dated November 1, 2012 to the
Bond Funds Institutional Class, Class M, Class P, Administrative
Class and Class D
Prospectus (dated July 31, 2012) (the "Prospectus"), as supplemented from time to time

Disclosure Related to Investments in Russia

       Effective immediately, the following disclosure is added to the end of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities" section in the Prospectus:

-	Investments in Russia. Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation.
The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia's exports, leaving the country vulnerable to swings in world prices.

Investors Should Retain This Supplement For Future Reference

PIMCO Funds

Supplement Dated November 1, 2012 to the
Bond Funds Class A, Class B, Class C and Class R Prospectus
(dated July 31, 2012)
(the "Prospectus"), as supplemented from time to time

Disclosure Related to Investments in Russia

       Effective immediately, the following disclosure is added to the end of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities" section in the Prospectus:

-	Investments in Russia. Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia's exports, leaving the country vulnerable to swings in world prices.

Investors Should Retain This Supplement For Future Reference

PIMCO Funds

Supplement Dated November 1, 2012 to the
Strategic Markets Institutional Class, Class P, Administrative
Class and Class D Prospectus
(dated July 31, 2012) (the "Prospectus"), as supplemented from time to time

Disclosure Related to Investments in Russia

       Effective immediately, the following disclosure is added to the end of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities" section in the Prospectus:

-	Investments in Russia. Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia's exports, leaving the country vulnerable to swings in world prices.

Investors Should Retain This Supplement For Future Reference

PIMCO Funds

Supplement Dated November 1, 2012 to the
Strategic Markets Class A, Class B, Class C and Class R
Prospectus (dated July 31, 2012)
(the "Prospectus"), as supplemented from time to time

Disclosure Related to Investments in Russia

       Effective immediately, the following disclosure is added to the end of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities" section in the Prospectus:

-	Investments in Russia. Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia's exports, leaving the country vulnerable to swings in world prices.

Investors Should Retain This Supplement For Future Reference

PIMCO Funds

Supplement dated November 1, 2012 to the
Statement of Additional Information dated July 31, 2012, as supplemented from time to time (the "SAI")

Disclosure Related to Investments in Russia

       Effective immediately, the following disclosure is added to the end of the "Investment Objectives and Policies - Foreign Securities"
section in the SAI:

Investments in Russia. Certain Funds may invest in securities and instruments that are economically tied to Russia. In determining whether an instrument is economically tied to Russia, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under "Foreign
Securities." In addition to the risks listed above under "Foreign Securities," investing in Russia presents additional risks. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country's economic reform initiatives have floundered. In this environment, there is always the risk that the nation's government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.

Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central securities depository and no central registration system for security holders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a Fund to lose its registration through fraud, negligence, or even mere oversight. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty's failure to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations because of theft or other reasons. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Investors Should Retain This Supplement For Future Reference

PIMCO Funds

Supplement Dated September 27, 2012 to the
Strategic Markets Funds Class A, Class B, Class C and Class R
Prospectus and Strategic Markets
Funds Institutional Class, Class P, Administrative Class and Class D Prospectus, each dated
July 31, 2012, as supplemented from time to time (the
"Prospectuses")

Disclosure Related to PIMCO All Asset Fund

       Effective immediately, the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO All
Asset Fund's Fund Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF
Trust, an affiliated investment company (collectively, "Underlying
PIMCO Funds").

Disclosure Related to PIMCO All Asset All Authority Fund

       Effective immediately, the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO All
Asset All Authority Fund's Fund Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF
Trust, an affiliated investment company (collectively, "Underlying
PIMCO Funds").

       In addition, effective immediately, the sixth footnote to the "Annual Fund Operating Expenses" table in the "Fees and Expenses of the Fund" section of the PIMCO All Asset All Authority Fund's
Fund Summary in the Strategic Markets Funds Institutional Class,
Class P, Administrative Class and Class D Prospectus is deleted in its entirety and replaced with the following:

6	Total Annual Fund Operating Expenses After Fee Waiver and/or
Expense Reimbursement excluding interest expense and interest expense of the Underlying PIMCO Funds is 1.16%, 1.26%, 1.41% and 1.56% for the Institutional Class, Class P, Administrative
Class and Class D shares, respectively.

       Additionally, effective immediately, the sixth footnote to the "Annual Fund Operating Expenses" table in the "Fees and Expenses of the Fund" section of the PIMCO All Asset All Authority Fund's
Fund Summary in the Strategic Markets Funds Class A, Class B, Class
C and Class R Prospectus is deleted in its entirety and replaced with the following:

6	Total Annual Fund Operating Expenses After Fee Waiver and/or
Expense Reimbursement excluding interest expense and interest expense of the Underlying PIMCO Funds is 1.61% and 2.36% for Class A and Class C shares, respectively.

Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated August 17, 2012 to the
Strategic Markets Funds Class A, Class B, Class C and Class R
Prospectus and Strategic Markets
Funds Institutional Class, Class P, Administrative Class and Class D Prospectus, each dated July 31,
2012, as supplemented from time to time (each a "Prospectus")

Disclosure Related to the PIMCO Fundamental IndexPLUS(r) TR
Fund (the "Fund")

       Effective immediately, the Fund's broad-based securities market index is the S&P 500 Index. Accordingly, the following changes are made.

       Effective immediately, the "Investment Objective" section of the Fund's Fund Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks total return which exceeds that of its benchmark.

       Additionally, effective immediately, the first two paragraphs of the "Principal Investment Strategies" section of the Fund's Fund
Summary in each Prospectus are deleted in their entirety and replaced with the following:

The Fund seeks to exceed the total return of the S&P 500 Index (the
"S&P 500") by investing under normal circumstances in derivatives based on Enhanced RAFI(r) US Large Strategy Index ("Enhanced
RAFI(r) 1000") backed by a portfolio of short and intermediate maturity Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses Enhanced RAFI(r) 1000 derivatives in addition to or in place of Enhanced RAFI(r) 1000 stocks to attempt to equal or exceed the daily performance of the S&P 500. The values of Enhanced RAFI(r) 1000 derivatives should closely track changes in the value of Enhanced RAFI(r) 1000. However, Enhanced RAFI(r) 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research
Affiliates, LLC, the Fund's sub-adviser, provides investment advisory services in connection with the Fund's use of Enhanced RAFI(r) 1000 by, among other things, providing Pacific Investment Management
Company LLC ("PIMCO"), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI(r) 1000 for purposes of developing Enhanced RAFI(r) 1000 derivatives.
PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund seeks to remain invested in Enhanced RAFI(r) 1000 derivatives or Enhanced
RAFI(r) 1000 stocks even when Enhanced RAFI(r) 1000 is declining.

       Additionally, effective immediately, the second sentence of the fourth paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary in each Prospectus is deleted in its entirety.

       Additionally, effective immediately, the first two sentences of the second paragraph of the "Performance Information" section of the Fund's Fund Summary in each Prospectus are deleted in their entirety and replaced with the following:

Effective August 17, 2012, the Fund's broad-based securities market index is the S&P 500 Index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The S&P 500 Index focuses on the large-cap segment of the U.S. equities market. Prior to August 17, 2012, the Fund's primary benchmark was the FTSE RAFI(r) US 1000 Index.

       Additionally, effective immediately, the eighth, ninth and tenth sentences of the second paragraph of the "Performance Information" section of the Fund's Fund Summary in each Prospectus are deleted in their entirety and replaced with the following:

Prior to August 17, 2012, the Fund's secondary benchmark was the S&P 500 Index. The Fund's new broad-based securities market index was selected as its use is more closely aligned with the expectations of Fund shareholders.

       Additionally, effective immediately, the following disclosure is removed from its current location and added above the row relating to the FTSE RAFI(r) US 1000 Index in the Average Annual Total Returns table in the "Performance Information" section of the Fund's Fund Summary in each Prospectus:

								Since
								Inception
				1 Year 		5 Years		(06/30/2005)
				------		-------		------------
S&P 500 Index (reflects no
deductions for fees, expenses
or taxes)			2.11%		-0.25%		2.97%



Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated August 17, 2012 to the
Strategic Markets Funds Institutional Class, Class P,
Administrative Class and Class D Prospectus, dated July 31, 2012, as supplemented from time to time (the
"Prospectus")

Disclosure Related to the PIMCO EM Fundamental IndexPLUS(r)
TR Strategy Fund (the "Fund")

       Effective immediately, the Fund's broad-based securities market index is the MSCI Emerging Markets Index (Net Dividends in
USD). Accordingly, the following changes are made.

       Effective immediately, the "Investment Objective" section of the Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks total return which exceeds that of its benchmark.

       Additionally, effective immediately, the first two paragraphs of the "Principal Investment Strategies" section of the Fund's Fund
Summary in the Prospectus are deleted in their entirety and replaced with the following:

The Fund seeks to exceed the total return of the MSCI Emerging
Markets Index (Net Dividends in USD) (the "Benchmark") by investing under normal circumstances in derivatives based on the Enhanced RAFI(r) Emerging Markets Strategy Index ("Enhanced
RAFI(r) EM") backed by a diversified short to intermediate duration portfolio comprised of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Benchmark is a market capitalization weighted index that is designed to measure equity performance of emerging markets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The
Fund is normally expected to primarily use Enhanced RAFI(r) EM derivatives in place of Enhanced RAFI(r) EM stocks to attempt to equal or exceed the daily performance of the Benchmark. The values of Enhanced RAFI(r) EM derivatives closely track changes in the value of Enhanced RAFI(r) EM. However, Enhanced RAFI(r) EM derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research
Affiliates, LLC, the Fund's sub-adviser, provides investment advisory services in connection with the Fund's use of the Enhanced RAFI(r) EM by, among other things, providing Pacific Investment Management
Company LLC ("PIMCO"), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI(r)
EM for purposes of developing Enhanced RAFI(r) EM derivatives.
PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund seeks to remain invested in Enhanced RAFI(r) EM derivatives or Enhanced
RAFI(r) EM stocks even when Enhanced RAFI(r) EM is declining.

       Additionally, effective immediately, the following disclosure is added prior to the first sentence of the second paragraph of the "Performance Information" section of the Fund's Fund Summary in the Prospectus:

Effective August 17, 2012, the Fund's broad-based securities market index is the MSCI Emerging Markets Index (Net Dividends in USD).
The MSCI Emerging Markets Index (Net Dividends in USD) is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the global emerging markets. The
MSCI Emerging Markets Index (Net Dividends in USD) consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. Prior to August 17, 2012, the Fund's primary benchmark was the FTSE RAFI(r) Emerging Markets
Index.

       Additionally, effective immediately, the sixth and seventh sentences of the second paragraph of the "Performance Information" section of the Fund's Fund Summary in the Prospectus are deleted in their entirety and replaced with the following:

Prior to August 17, 2012, the Fund's secondary benchmark was the MSCI Emerging Markets Index. The Fund's new broad-based securities market index was selected as its use is more closely aligned with the expectations of Fund shareholders.

       Additionally, effective immediately, the following disclosure is removed from its current location and added above the row relating to the FTSE RAFI(r) Emerging Markets Index in the Average Annual Total Returns table in the "Performance Information" section of the Fund's Fund Summary in the Prospectus:

								Since
								Inception
						1 Year		(11/26/2008)
						-------		-------------

MSCI Emerging Markets Index (Net
Dividends in USD) (reflects no
deductions for fees, expenses or taxes)		-18.42%		22.43%


Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Supplement Dated August 17, 2012 to the
Strategic Markets Funds Class A, Class B, Class C and Class R
Prospectus and Strategic Markets
Funds Institutional Class, Class P, Administrative Class and Class D Prospectus, each dated July 31,
2012, as supplemented from time to time (each a "Prospectus")

Disclosure Related to the PIMCO Inflation Response Multi-Asset
Fund (the "Fund")

       Effective immediately, the seventh sentence of the fifth paragraph of the "Principal Investment Strategies" section of the Fund's Fund Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Fund will normally limit its exposure to gold to 25% of its total assets.

       In addition, effective immediately, the following is added immediately after "Issuer Non-Diversification Risk" in the "Principal Risks" section of the Fund's Fund Summary in each Prospectus:

Gold-Related Risk: the risk that investments tied to the price of gold may fluctuate substantially over short periods of time or be more volatile than other types of investments due to changes in inflation or inflation expectations or other economic, financial and political factors in the U.S. and foreign (non-U.S.) countries

       In addition, effective immediately, the table of Principal Risks following the first paragraph in the "Description of Principal Risks"
section in each Prospectus is updated to include Gold-Related Risk for the Fund.

       In addition, effective immediately, the following is added immediately after "Inverse Correlation and Compounding Risk" in the "Description of Principal Risks" section in each Prospectus:

Gold-Related Risk
Investments in instruments tied to the price of gold are considered speculative. A Fund's investments in instruments tied to the price of gold may fluctuate substantially over short periods of time or subject the Fund to greater volatility than other types of investments due to many factors, such as changes in inflation or inflation expectations, the supply of gold, commercial and industrial demand for gold, purchases or sales of gold by entities such as governments or central banks, other actions by governments such as monetary policy changes or restrictions on ownership, investment speculation, or other economic, financial or political factors. Moreover, the majority of gold producers are located in a limited number of countries, and economic, political or other factors affecting one or more major sources of gold may have substantial effects on gold prices. A Fund's gold-related investments will primarily consist of derivative instruments tied to the price of gold, such as options, futures and swaps, or gold-related Acquired Funds, as opposed to direct investments in gold bullion. For a discussion of the risks associated with investments in derivatives and Acquired Funds, see "Derivatives Risk" and "Acquired Funds Risk," respectively.

       In addition, effective immediately, the second footnote to the "Annual Fund Operating Expenses" table in the "Fees and Expenses of the Fund" section of the Fund's Fund Summary in each Prospectus is deleted in its entirety and replaced with the following:

2	PIMCO has contractually agreed, through July 31, 2013, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying
PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

       In addition, effective immediately, the third footnote to the "Annual Fund Operating Expenses" table in the "Fees and Expenses of the Fund" section of the Fund's Fund Summary in each Prospectus is deleted in its entirety and replaced with the following:

3	PIMCO has contractually agreed, through July 31, 2013, to waive a portion of its advisory fee equal to 0.10% of average daily net assets.

       In addition, effective immediately, the following is added immediately before the first paragraph in the "Performance
Information" section of the Fund's Fund Summary in each Prospectus:

The Fund measures its performance against its benchmark, the Inflation Response Index (the "Index"). The Index represents a diversified basket of asset classes that serve either as an explicit or as an implicit hedge against inflation. The Index is a blend of 45% Barclays U.S.
TIPS Index, 20% Dow Jones-UBS Commodity Index Total Return,
15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10%
Dow Jones U.S. Select REIT Total Return Index, and 10% Dow Jones-
UBS Gold Subindex Total Return Index. The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities ("TIPS") rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The Dow Jones-UBS Commodity Index Total
Return is an unmanaged index composed of futures contracts on 19 physical commodities, which is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The
JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging market countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT)
Total Return Index, a subset of the Dow Jones Americas Select Real
Estate Securities Index (RESI) that includes only REITs and REIT-like securities, seeks to measure the performance of publicly-traded real estate securities. The Dow Jones U.S. Select REIT Total Return Index is designed to serve as a proxy for direct real estate investment. The
Dow Jones-UBS Gold Subindex Total Return Index reflects the return on fully-collateralized positions in the underlying commodity futures.


Investors Should Retain This Supplement for Future Reference

PIMCO Funds


Supplement Dated August 17, 2012 to the
Bond Funds Class A, Class B, Class C and Class R Prospectus and
Bond Funds Institutional Class,
Class M, Class P, Administrative Class and Class D Prospectus, each dated July 31, 2012, as supplemented from time to time (each a "Prospectus")

Disclosure Related to the PIMCO Emerging Markets Corporate
Bond Fund (the "Fund")

       Effective October 1, 2012, the advisory fee for the Fund, stated as a percentage of the Fund's average daily net assets, will decrease from 0.85% to 0.75%.


Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Private Account Portfolio Series

Amendment Dated August 17, 2012 to the
PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-
Term Floating NAV
Portfolio III Offering Memorandum dated July 31, 2012 (the
"Offering Memorandum"),
as amended from time to time

Disclosure Related to Emerging Market Securities

       Effective immediately, the fourth sentence of the fourth paragraph of the "Principal Investment Strategies" section of the PIMCO Short-Term Floating NAV Portfolio III's Portfolio Summary in the Offering Memorandum is deleted in its entirety and replaced with the following:

The Portfolio may only invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

       In addition, effective immediately, the first sentence of the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging
Market Securities" section of the Offering Memorandum is deleted in its entirety and replaced with the following:

The PIMCO Short-Term Floating NAV Portfolio may invest up to 5% of its total assets in securities and instruments that are economically tied to developing (or "emerging market") countries; the PIMCO Short-Term Floating NAV Portfolio III may invest up to 10% of its total assets in securities and instruments that are economically tied to developing (or "emerging market") countries.


Investors Should Retain This Amendment For Future Reference

PIMCO Funds

Private Account Portfolio Series

Amendment Dated August 17, 2012 to the PIMCO Short-Term
Floating NAV Portfolio and PIMCO
Short-Term Floating NAV Portfolio III Offering Memorandum
Supplement dated July 31, 2012
(the "Offering Memorandum Supplement"), as amended from time to time

Disclosure Related to Emerging Market Securities

       Effective immediately, the first sentence of the fourth paragraph in the "Investment Objectives and Policies - Foreign
Securities" section of the Offering Memorandum Supplement is deleted in its entirety and replaced with the following:

The PIMCO Short-Term Floating NAV Portfolio may invest up to 5% of its total assets in securities and instruments that are economically tied to emerging market countries; the PIMCO Short-Term Floating
NAV Portfolio III may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.


Investors Should Retain This Amendment For Future Reference